[LOGO]

                                    COLONIAL
                             FEDERAL SECURITIES FUND

                                     [PHOTO]

                                SEMIANNUAL REPORT
                                 APRIL 30, 1997

                     --------------------------------------
                     NOT FDIC-INSURED     MAY LOSE VALUE
                                          NO BANK GUARANTEE
                     --------------------------------------

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                   COLONIAL FEDERAL SECURITIES FUND HIGHLIGHTS
                        NOVEMBER 1, 1996 - APRIL 30, 1997

Investment Objective: Colonial Federal Securities Fund seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

The Fund is Designed to Offer:

   o  High current monthly income
   o  Longer-term total return potential
   o  A quality portfolio

Portfolio Manager Commentary: "The Fund's recently increased investment flexibility has already benefited shareholders. Adding small amounts of non-government securities has helped to increase income, add value and expand
diversification."                                          -- Leslie Finnemore

                  Colonial Federal Securities Fund Performance

--------------------------------------------------------------------------------
                                                   Class A       Class B
Inception dates                                    3/30/84        6/8/92
--------------------------------------------------------------------------------
Six-month distributions declared per share          $0.333        $0.293
--------------------------------------------------------------------------------
SEC Yields on 4/30/97*                               5.96%         5.52%
--------------------------------------------------------------------------------
Six-month total returns, assuming                    1.08%         0.70%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 4/30/97               $10.31        $10.31
--------------------------------------------------------------------------------
*The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share.

Portfolio Structure**
(as of 4/30/97)
------------------------------
FNMAs...................31.34%
Treasury Securities.....31.22%
FHLMCs..................20.31%
GNMAs....................6.08%
Collateral Mortgage
 Obligations.............5.87%
Whole Loans/Asset Backed
 Securities..............5.18%

Average Life Breakdown**
(as of 4/30/97)
------------------------------
0-5 years...............22.06%
5-10 years..............52.20%
10-20 years.............22.97%
20+ years................2.77%

** Since the Fund is actively managed, there can be no guarantee the portfolio holdings and maturities shown will continue in the future. All figures are percentages of senior securities.

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                                        2

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                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's semiannual report for the six months ended April 30, 1997.

                                                                         [PHOTO]

During this period, your Fund was managed against a backdrop of fluctuating interest rates. This included the Federal Reserve Board raising short-term interest rates in late March as a preemptive strike against inflation.

Although this interest rate fluctuation occurred within a somewhat limited range, it did cause some volatility in the bond market. There were some market rallies during periods of falling rates. However, long-term government bond rates ultimately moved upward from 6.4% to 7.2%, hindering the performance of mutual funds such as yours holding interest-rate-sensitive, fixed-income securities. Looking forward, shareholders may yet be rewarded by this recent rise in interest rates, since we believe the long-term trend is for declining rates.

Despite the volatile interest rate environment over the past six months, the Fund managed a solid positive performance. This report will provide you with a closer look at that performance and the portfolio manager's investment strategy, which included taking advantage of the Fund's recently increased flexibility to invest in non-government issues.

We thank you for the opportunity to help you meet your investment goals.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
June 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect the Fund performance.

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                                        3

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                           PORTFOLIO MANAGEMENT REPORT

Leslie Finnemore is portfolio manager of Colonial Federal Securities Fund and vice president of Colonial Management Associates, Inc.

A Tough Interest Rate Environment

Over the past six months, the performance of Colonial Federal Securities Fund was affected by one of the most basic principles of investing: When interest rates rise, bond values decline.

While rates fluctuated up and down over the period, ultimately they shifted higher, mostly due to a strong, growing economy. As expected, the Federal Reserve Board raised short-term interest rates by 0.25% in late March. Because the move was anticipated as a preemptive strike against inflation, the market's response to it has been subdued and the resulting rise in long-term rates has been softer than in previous cycles.

Despite this somewhat detrimental market for long-term bonds, active management of the Fund enabled it to perform in line with the Lehman Brothers Intermediate Government Bond Index. This unmanaged index tracks the performance of government bonds with maturities of ten years or less. The Fund's total return also outpaced five-year Treasurys. There are several reasons for this satisfactory performance:

1. Added Exposure to Mortgage-backed Securities

We found value in the mortgage-backed market toward year-end, so we increased our weighting in that sector. At times we had over 87% of the portfolio invested in mortgage-backed securities, and this strategy paid off. Over the six-month period these securities outperformed Treasurys with comparable maturities.

2. Managed Interest Rate Sensitivity

Because interest rates fluctuated within a relatively defined range compared to the past, we believed it did not reflect a broader bearish trend. We made modest changes to the Fund's interest rate sensitivity in this environment. We bought more conservative investments when interest rates fell to 6.35% in February, investing more aggressively as interest rates peaked at 7.20% in April.

3. Increased Investment Flexibility

In February, the Board of Trustees approved a plan to increase the Fund's investment flexibility. The Fund can now invest in investment-grade quality non-government debt securities. One purpose for recommending this was to improve the Fund's total return potential. These issues also provide added diversification -- which may lower the portfolio's overall risk. While we are allowed to invest up to 35% in non-government issues, we are moving very conservatively into this sector with only five to six percent at end of the period.

Even in this small amount, these issues have already added value and income benefits to shareholders.

Shareholders Could Be Rewarded in the Future

Long-term bonds are a long-term asset. While higher interest rates hurt the Fund in the short-term, the fact that long-term rates went above 7% may actually represent value for the long-term investor. That's because we believe the next trend in the economic cycle is for slower growth and declining interest rates.

--------------------------------------------------------------------------------

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While we believe the Federal Reserve Board may raise rates slightly once or twice more in coming months, this effect may be muted and ultimately rates will decline. When they do, the Fund and its shareholders should benefit from another basic principle of investing: falling interest rates customarily bring rising bond values. In the meantime, we'll continue to actively manage the Fund to seek consistent returns while managing risk.

           Colonial Federal Securities Fund Investment Performance vs.
             The Lehman Brothers Intermediate Government Bond Index
                Change in Value of $10,000 from 4/30/87 - 4/30/97
                     Based on NAV and MOP for Class A Shares

            [The following table was represented as a mountain chart
                            in the printed material]

   AS OF DATE         NAV              MOP             LEHMAN
     4/30/87        10,000            9,525            $10,000
     7/31/87         9,949.255        9,476.665         10,118
    10/31/87         9,903.706        9,433.28          10,262
     1/31/88        10,643.91        10,138.32          10,683
     4/30/88        10,402.95         9,908.812         10,732
     7/31/88        10,516.45        10,016.92          10,822
    10/31/88        11,109.69        10,581.98          11,176
     1/31/89        11,261.27        10,726.36          11,201
     4/30/89        11,479.12        10,933.86          11,432
     7/31/89        12,259.67        11,677.33          12,193
    10/31/89        12,489.62        11,896.36          12,339
     1/31/90        12,297.94        11,713.79          12,420
     4/30/90        12,077.53        11,503.85          12,439
     7/31/90        12,877.96        12,266.26          13,053
    10/31/90        12,845.84        12,235.66          13,304
     1/31/91        13,599.62        12,953.64          13,833
     4/30/91        13,875.9         13,216.79          14,138
     7/31/91        14,029.45        13,363.05          14,383
    10/31/91        14,815.18        14,111.46          15,076
     1/31/92        15,226.67        14,503.4           15,473
     4/30/92        15,294.11        14,567.64          15,599
     7/31/92        16,028.43        15,267.08          16,367
    10/31/92        16,171.15        15,403.02          16,561
     1/31/93        16,905.06        16,102.07          17,017
     4/30/93        17,553.03        16,719.26          17,467
     7/31/93        18,131.45        17,270.21          17,707
    10/31/93        18,588.04        17,705.1           18,086
     1/31/94        18,716.28        17,827.26          18,250
     4/30/94        17,463.74        16,634.21          17,622
     7/31/94        17,706.31        16,865.26          17,870
    10/31/94        17,367.79        16,542.82          17,777
     1/31/95        17,812.38        16,966.29          18,045
     4/30/95        18,671.86        17,784.94          18,708
     7/31/95        19,540.21        18,612.05          19,368
    10/31/95        20,288.2         19,324.51          19,874
     1/31/96        21,142.88        20,138.6           20,486
     4/30/96        20,048.18        19,095.89          20,118
     7/31/96        20,213.9         19,253.74          20,375
    10/31/96        21,074.99        20,073.93          21,000
     1/31/97        21,249.28        20,239.94          21,221
     4/30/97        21,301.75        20,289.91         $21,373

A $10,000 investment in Class B shares made on June 8, 1992 (inception) at net asset value (NAV) would have been valued at $13,193 on April 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $13,001 on April 30, 1997.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of intermediate-term U.S. government securities. Unlike mutual funds, indexes do not incur fees or charges, and it is not possible to invest in an index.

                          Average Annual Total Returns
                     As of 3/31/97 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                          Class A Shares                Class B Shares
                        Inception 3/30/84              Inception 6/8/92
                        NAV          MOP              NAV        w/CDSC
--------------------------------------------------------------------------------
1 year                  3.35%       (1.56)%          2.58%       (2.26)%
--------------------------------------------------------------------------------
5 years                 6.55         5.52             --           --
--------------------------------------------------------------------------------
10 years                7.24         6.72             --           --
--------------------------------------------------------------------------------
Since inception         9.14         8.74            5.52         5.20
--------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charge (CDSC). Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the applicable charges of: one year, 5%; since inception, 2%.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1997 (UNAUDITED, IN THOUSANDS)

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 112.1%                                      PAR           VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 75.2%
                  MATURITIES
      COUPON       FROM/TO
    -----------   ----------
  Federal Home Loan Mortgage Corp.:
        6.000%      2012            (a)              $ 12,000         $  11,430
        6.500%    2012-2027         (a)               151,450           144,841
        7.000%      2012            (a)                15,000            14,864
        7.500%    2010-2016                            30,974            31,241
        8.000%    2003-2016                             4,212             4,323
        8.500%    2007-2010                             3,291             3,431
        8.750%    2004-2010                             1,337             1,393
        9.000%    2001-2022                             6,856             7,216
        9.250%    2008-2016                             5,248             5,537
        9.500%    2004-2016                             2,333             2,519
        9.750%    2008-2016                               898               967
       10.000%      2019                                2,590             2,842
       10.250%    2009-2013                             1,315             1,438
       10.500%    2017-2020                             1,869             2,052
       11.250%    2003-2016                             2,028             2,253
       11.500%      2015                                  154               173
       12.000%      2013                                   81                91
                                                                ----------------
                                                                        236,611
                                                                ----------------

    Collateralized Mortgage Obligations:
        5.000%      2013                               11,332            10,808
        6.500%      2014                               17,853            16,559
        6.750%    2020-2021                            26,878            25,752
        8.500%      2021                                1,458             1,478
        8.750%      2020                               13,490            13,798
                                                                ----------------
                                                                         68,395
                                                                ----------------

    Federal National Mortgage Association:
        6.000%    2008-2024                            79,321            74,678
        6.500%    2003-2026                            61,936            58,459
        6.500%      2024            (a)                18,000            17,471
        7.000%    2010-2025                            97,871            95,789
        7.000%      2050            (a)                47,000            45,531
        7.500%    2006-2050                             3,688             3,740
        7.500%      2050            (a)                34,000            34,255
        8.000%    2008-2019                             3,450             3,546
        8.250%    2008-2011                             1,408             1,426

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------------

        8.500%    2008-2017                          $  5,957         $   6,200
        9.000%    2002-2021                            20,957            21,938
        9.500%    2008-2018                             1,838             1,979
       10.500%      2004                                   22                24
                                                                ----------------
                                                                        365,036
                                                                ----------------

    Government National Mortgage Association:
        6.500%    2023-2025                             3,301             3,109
        7.500%    2006-2007                             1,155             1,158
        8.000%    2005-2008                                87                89
        9.000%    2008-2017                             8,958             9,524
        9.500%    2009-2019                            25,682            27,658
       10.000%    2000-2003                               366               388
       10.500%    2013-2021                            15,319            16,975
       11.000%      2010                                    4                 5
       11.500%    2013-2015                                57                65
       11.750%    2013-2015                               245               282
       12.000%    2012-2015                               883             1,019
       12.500%    2010-2014                             6,314             7,352
       13.000%    2011-2015                             2,729             3,206
                                                                ----------------
                                                                         70,830
                                                                ----------------

TOTAL GOVERNMENT AGENCIES (cost of $728,274)                            740,872
                                                                ----------------

GOVERNMENT OBLIGATIONS - 36.9%
    U.S. Treasury Bonds:
        8.125%    08/15/19                             10,725            12,000
        8.750%    08/15/00             (b)             17,000            20,265
       12.000%    08/15/13             (b)             91,051           126,874
       12.750%    11/15/10             (b)             46,873            64,597
                                                                ----------------
                                                                        223,736
                                                                ----------------

    U.S. Treasury Notes:
        5.750%    10/31/00                             15,071            14,729
        5.875%    02/15/00             (b)             30,000            29,597
        6.250%    04/30/02             (b)              8,946             8,967
        6.625%    06/30/01                             17,500            17,547
       10.375%    11/15/12             (b)             53,118            66,754
                                                                ----------------
                                                                        137,594
                                                                ----------------

    U.S. Treasury STRIP:
                     11/15/08                           5,000             2,269
                                                                ----------------

TOTAL GOVERNMENT OBLIGATIONS (cost of $379,933)                         363,599
                                                                ----------------

TOTAL U.S. GOVERNMENT & AGENCY
     OBLIGATIONS  (cost of $1,108,207)                                1,104,471
                                                                ----------------

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------------
 ASSET BACKED SECURITIES & NON AGENCY
   MORTGAGE-BACKED SECURITIES -  6.1%                         PAR       VALUE
--------------------------------------------------------------------------------
    ASSET- BACKED SECURITIES - 3.9%
    Cityscape Home Equity Loan Trust,
                                 7.850%     04/25/08       $6,500    $   6,634
    Empire Funding Home Loan Owner Trust,
                                 7.510%     03/25/23        4,000        4,021
    Preferred  Mortgage Asset Trust,
                                 7.900%     05/25/12        4,660        4,722
    Team Fleet Financing Corp.,
                                 7.350%     10/15/02        2,900        2,906
    The Money Store Home Equity Trust:
                                 7.910%     05/15/24        9,225        9,430
                                 8.525%     06/15/25        2,800        2,868
    The Money Store Home Improvement Trust,
                                 8.070%     05/15/23        5,875        5,864
    UCFC  Home Equity Loan Trust,
                                 8.550%     01/10/20        1,800        1,877
                                                                        38,322

    NON AGENCY MORTGAGE- BACKED SECURITIES- 2.2%
    CS First Boston Mortgage Securities Corp.,
                                 7.500%     06/01/20 (c)   14,488       14,384
    Prudential Home Mortgage Securities,
                                 6.456%     12/28/08        1,664        1,632
    Structured Mortgage Asset Residential Trust,
                                 8.375%     06/25/08        4,602        4,697
    Tryon Mortgage Funding, Inc.,
                                 7.500%     05/15/23        1,249        1,219
                                                                        21,932
TOTAL ASSET BACKED &  NON-AGENCY
    MORTGAGE BACKED SECURITIES (cost $60,524)                           60,254
                                                                     ----------

TOTAL INVESTMENTS -118.2% (cost of $1,168,731) (d)                   1,164,725
                                                                     ----------

SHORT-TERM OBLIGATIONS - 7.4%
--------------------------------------------------------------------------------
    Repurchase agreement with Chase Securities, Inc.,
    dated 04/30/97, due 05/01/97 at 5.340%, collateralized
    by U.S. Treasury notes with various maturities
    to 2016, market value $75,264 (repurchase proceeds
    $73,173)                                                  73,162     73,162
                                                                     ----------


OTHER ASSETS & LIABILITIES, NET - (25.6)%                              (252,084)
--------------------------------------------------------------------------------

    NET ASSETS - 100.0%                                               $ 985,803
                                                                      =========

                       Investment Portfolio/April 30, 1997
--------------------------------------------------------------------------------

    NOTES TO INVESTMENT PORTFOLIO:
    ----------------------------------------------------------------------------
    (a) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
    (b) These securities, or a portion thereof, with a total market value of $290,862 are being used to collateralize the delayed delivery purchases indicated in note (a) above.
    (c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, the value of these securities amounted to $14,384 or 1.5% of net assets.
    (d) Cost for federal income tax purposes is $1,169,165.

        Acronym                                 Name
    ------------------   ------------------------------------------------------
         STRIP            Separately Traded Receipt for Interest and Principal

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                           APRIL 30, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,168,731)                        $   1,164,725
Short-term obligations                                               73,162
                                                               -------------
                                                                  1,237,887
Receivable for:
  Investments sold                              $   66,207
  Interest                                          13,358
  Fund shares sold                                      50
Other                                                  532           80,147
                                                  ---------    -------------
    Total Assets                                                  1,318,034

LIABILITIES
Payable for:
  Investments purchased                            325,001
  Distributions                                      5,253
  Fund shares repurchased                            1,855
Accrued:
  Deferred Trustees fees                                 8
Other                                                  114
                                                  ---------
    Total Liabilities                                               332,231
                                                               -------------


NET ASSETS                                                    $     985,803
                                                               =============
Net asset value & redemption price per share -
Class A ($919,985/89,219)                                     $       10.31
                                                               =============
Maximum offering price per share - Class A
($10.310/0.9525)                                              $       10.82(a)
                                                               =============
Net asset value & offering price per share -
Class B ($65,818/6,383)                                       $       10.31(b)
                                                               =============
COMPOSITION OF NET ASSETS
Capital paid in                                               $   1,248,183
Overdistributed net investment income                                (4,939)
Accumulated net realized loss                                      (253,435)
Net unrealized depreciation                                          (4,006)
                                                               -------------
                                                              $     985,803
                                                               =============

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                           $  38,576
Dollar roll fee income                                                 2,972
                                                                    ---------
                                                                      41,548

EXPENSES
Management fee                                          $   3,420
Service fee                                                 1,321
Distribution fee - Class B                                    288
Transfer agent                                              1,186
Bookkeeping fee                                               187
Trustees fee                                                   42
Custodian fee                                                  54
Audit fee                                                      27
Legal fee                                                       9
Registration fee                                               20
Reports to shareholders                                        11
Other                                                          68      6,633
                                                        ----------  ---------
       Net Investment Income                                          34,915
                                                                    ---------

NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
Net realized loss                                          (2,147)
Net unrealized depreciation during
  the period                                              (21,215)
                                                        ----------
        Net Loss                                                     (23,362)
                                                                    ---------
Net Increase in Net Assets from Operations                         $  11,553
                                                                    =========



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    (Unaudited)
                                                    Six months
                                                      ended         Year ended
(in thousands)                                       April 30       October 31
                                                   -----------    ------------
INCREASE (DECREASE) IN NET ASSETS                      1997             1996
Operations:
Net investment income                             $    34,915          77,830
Net realized loss                                      (2,147)        (19,569)
Net unrealized depreciation                           (21,215)        (15,864)
                                                   -----------    ------------
    Net Increase from Operations                       11,553          42,397
Distributions:
From net investment income - Class A                  (31,271)        (71,821)
From paid in capital - Class A                         -               (1,286)
From net investment income - Class B                   (2,161)         (4,388)
From paid in capital - Class B                         -                  (79)
                                                   -----------    ------------
                                                      (21,879)        (35,177)
                                                   -----------    ------------
Fund Share Transactions:
Receipts for shares sold - Class A                     37,476          80,869
Value of distributions reinvested - Class A            15,570          35,050
Cost of shares repurchased - Class A                 (138,521)       (258,356)
                                                   -----------    ------------
                                                      (85,475)       (142,437)
                                                   -----------    ------------
Receipts for shares sold - Class B                     16,625          14,215
Value of distributions reinvested - Class B             1,161           2,316
Cost of shares repurchased - Class B                  (23,787)        (19,854)
                                                   -----------    ------------
                                                       (6,001)         (3,323)
                                                   -----------    ------------
  Net Decrease from Fund Share Transactions           (91,476)       (145,760)
                                                   -----------    ------------
        Total Decrease                               (113,355)       (180,937)

NET ASSETS
Beginning of period                                 1,099,158       1,280,095
                                                   -----------    ------------
End of period (net of overdistributed net
  investment income of $4,939 and $6,119,
  respectively)                                   $   985,803       1,099,158
                                                   ===========    ============

NUMBER OF FUND SHARES
Sold - Class A                                          3,568           7,582
Issued for distributions reinvested - Class A           1,487           3,329
Repurchased - Class A                                 (13,280)        (24,368)
                                                   -----------    ------------
                                                       (8,225)        (13,457)
                                                   -----------    ------------
Sold - Class B                                          1,575           1,342
Issued for distributions reinvested - Class B             111             221
Repurchased - Class B                                  (2,275)         (1,883)
                                                   -----------    ------------
                                                         (589)           (320)
                                                   -----------    ------------
See notes to financial statements.

                            STATEMENT OF CASH FLOWS

(in thousands)                                  Six months ended April 30, 1997
                                               ---------------------------------
NET CHANGE IN CASH
Cash flows from operating activities:
Interest received                               $     38,044
Dollar roll fee income received                        2,916
Operating expenses paid                               (6,584)
                                                 ------------
    Net cash provided by operating activities                   $   34,376

Cash flows from investing activities:
Purchases of securities and
  short-term obligations                          (2,317,866)
Proceeds from sales of securities and
  short-term obligations                           2,409,389
                                                 ------------

    Net cash provided by investing activities                       91,523
                                                                 ----------
NET CASH PROVIDED BY OPERATING AND
  INVESTING ACTIVITIES                                             125,899

Cash flows from financing activities:
Proceeds from shares sold                             54,280
Cost of shares repurchased                          (162,638)
Cash dividends paid                                  (17,533)
                                                 ------------
    Net cash used by financing activities                         (125,891)
                                                                 ----------

Net change in cash                                                       8
Cash - beginning of period                                              (7)
                                                                 ----------
Cash - end of period                                            $        1
                                                                 ==========

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

Net increase in net
  assets resulting from operations                              $   11,553
Decrease in investments                         $    155,257
Increase in interest and fees receivable                 (46)
Increase in receivable from investment
  securities sold                                    (64,974)
Increase in payable for
  investment securities purchased                     24,072
Decrease in other assets                                  28
Increase in accrued expenses and liabilities               9
                                                 ------------
    Total                                                          114,346
                                                                 ----------
Net cash provided by operating
  and investing activities                                      $  125,899
                                                                 ==========
See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In the opinion of management of Colonial Federal Securities Fund (the Fund), a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Organization: The Fund is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Statement of cash flows: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in other assets in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank and does not include any short-term investments as of April 30, 1997.

Interest income, fee income, debt discount and premium: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------

NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------

term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Distributions to shareholders: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

Other: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

       Average Net Assets            Annual Fee Rate
       --------------------         -----------------
       First $1 billion                  0.65%
       Next $1 billion                   0.60%
       Next $1 billion                   0.50%
       Over $3 billion                   0.40%

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

       Average Net Assets            Annual Fee Rate
       --------------------         -----------------
       First $50 million               No charge
       Next $950 million                 0.035%
       Next $1 billion                   0.025%
       Next $1 billion                   0.015%

Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.18% to 0.17% annually.

Underwriting discounts, service and distribution fees: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended April 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $12,768 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $159,256 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

Investment activity: During the six months ended April 30, 1997, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $293,576,252 and $683,085,402, respectively.

Unrealized appreciation (depreciation) at April 30, 1997, based on cost of investments for federal income tax purposes was:

       Gross unrealized appreciation        $   16,564,405
       Gross unrealized depreciation           (21,004,003)
                                            --------------
           Net unrealized depreciation          (4,439,598)
                                            --------------

                  Notes to Financial Statements/April 30, 1997
--------------------------------------------------------------------------------
NOTE 4.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------

Information regarding dollar roll transactions that are other than normal settlement are as follows:

    Maximum amount outstanding during the period    $  385,098,750
    Average amount outstanding during the period    $  150,344,952
    Amount outstanding at April 30, 1997            $  324,925,688

The average amount outstanding during the period was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period ended April 30, 1997.

Capital loss carryforwards: At October 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows: follows:

        Year of                      Capital loss
       expiration                    carryforward
       -----------                  -------------
          1997                      $  84,080,000
          1998                         22,515,000
          1999                         36,282,000
          2000                            595,000
          2002                         84,302,000
          2004                         21,929,000
                                    -------------
                                    $ 249,703,000
                                    -------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: The Fund sells Treasury bond futures contracts to manage overall portfolio interest rate exposure and not for trading purposes. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or the underlying securities, or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

                       FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      (Unaudited)
                                                    Six months ended
                                                       April 30                  Year ended October 31
                                              ------------------------------ ---------------------------
                                                         1997                            1996
                                               Class A          Class B          Class A       Class B
                                              ----------       ----------       ----------    ----------
Net asset value -
   Beginning of period                        $   10.530       $   10.530       $   10.830    $   10.830
                                              ----------       ----------       ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.340            0.300            0.696         0.617
Net realized and
unrealized loss                                   (0.227)          (0.227)          (0.300)       (0.300)
                                              ----------       ----------       ----------    ----------
   Total from Investment
      Operations                                   0.113            0.073            0.396         0.317
                                              ----------       ----------       ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                 (0.333)          (0.293)          (0.684)       (0.606)
From capital
paid in                                               --               --           (0.012)       (0.011)
                                              ----------       ----------       ----------    ----------
  Total Distributions
   Declared to
   Shareholders                                   (0.333)          (0.293)          (0.696)       (0.617)
                                              ----------       ----------       ----------    ----------
Net asset value -
   End of period                              $   10.310       $   10.310       $   10.530    $   10.530
                                              ==========       ==========       ==========    ==========
Total return (a)                                   1.08%(b)          0.7%(b)         3.88%         3.11%
                                              ==========       ==========       ==========    ==========

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                        1.2%(c)         1.95%(c)         1.18%         1.93%
Net investment income(d)                           6.66%(c)         5.91%(c)         6.62%         5.87%
Portfolio turnover                                   30%(b)           30%(b)          125%          125%
Net assets at end
of period (in millions)                       $      920       $       66       $    1,026    $       73

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) Not annualized.
(c) Annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                      FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year ended October 31
                                              ----------------------------------------------------------
                                                         1995                            1994
                                               Class A          Class B          Class A       Class B
                                              ----------       ----------       ----------    ----------
Net asset value -
   Beginning of period                        $    9.950       $    9.950       $   11.460    $   11.460
                                              ----------       ----------       ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.710            0.633            0.821         0.741
Net realized and
unrealized gain (loss)                             0.907            0.907           (1.560)       (1.560)
                                              ----------       ----------       ----------    ----------
   Total from Investment
      Operations                                   1.617            1.540           (0.739)       (0.819)
                                              ----------       ----------       ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                 (0.709)          (0.632)          (0.771)       (0.691)
From net realized gains                           (0.028)          (0.028)              --            --
From capital
paid in                                               --               --               --            --
                                              ----------       ----------       ----------    ----------
  Total Distributions
   Declared to
   Shareholders                                   (0.737)          (0.660)          (0.771)       (0.691)
                                              ----------       ----------       ----------    ----------
Net asset value -
   End of period                              $   10.830       $   10.830       $    9.950    $    9.950
                                              ==========       ==========       ==========    ==========
Total return (c)                                  16.82%           15.96%           (6.57%)       (7.28%)
                                              ==========       ==========       ==========    ==========

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.17%            1.92%            1.16%         1.91%
Net investment income                              7.04%            6.29%            7.80%         7.05%
Portfolio turnover                                  171%             171%             121%          121%
Net assets at end
of period (in millions)                       $    1,201       $       79       $    1,278    $       70

                                                              Year ended October 31
                                              ----------------------------------------------------------
                                                         1993                            1992
                                               Class A          Class B          Class A       Class B
                                              ----------       ----------       ----------    ----------

Net asset value -
   Beginning of period                        $   10.750       $   10.750       $   10.800    $   10.730
                                              ----------       ----------       ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.819            0.737            0.796         0.286
Net realized and
unrealized gain (loss)                             0.739            0.739            0.157         0.095
                                              ----------       ----------       ----------    ----------
   Total from Investment
      Operations                                   1.558            1.476            0.953         0.381
                                              ----------       ----------       ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                 (0.781)          (0.706)          (0.796)       (0.286)
From net realized gains                           (0.067)          (0.060)              --            --
From capital
paid in                                               --               --           (0.207)(b)    (0.075)(b)
                                              ----------       ----------       ----------    ----------
  Total Distributions
   Declared to
   Shareholders                                   (0.848)          (0.766)          (1.003)       (0.361)
                                              ----------       ----------       ----------    ----------
Net asset value -
   End of period                              $   11.460       $   11.460       $   10.750    $   10.750
                                              ==========       ==========       ==========    ==========
Total return (c)                                  14.94%           14.11%            9.15%         3.47%(d)
                                              ==========       ==========       ==========    ==========
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.17%            1.92%            1.24%         1.99(e)
Net investment income                              7.37%            6.62%            7.36%         6.61(e)
Portfolio turnover                                  252%             252%              18%           18%
Net assets at end
of period (in millions)                       $    1,736       $       68       $    1,809    $       28

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.247 and $0.095 respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.


                                     20 & 21

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

By Telephone

Colonial Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information .............. press 1

For account information ................................................ press 2

To speak to a Colonial representative .................................. press 3

For yield and total return information ................................. press 4

For duplicate statements or new supply of checks ....................... press 5

To order duplicate tax forms and year-end statements ................... press 6
(February through May)

To review your options at any time during your call .................... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

By Mail

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Federal Securities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Federal Securities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[LOGO]Colonial
      Mutual Funds

Mutual Funds for
Planned Portfolios

--------------------------------------------------------------------------------

                                    TRUSTEES

Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

William D. Ireland, Jr.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

George L. Shinn
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

Robert L. Sullivan
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Sinclair Weeks, Jr.
Chairman of the Board, Reed & Barton Corporation

            Colonial Investment Services, Inc., Distributor (C) 1997
                      A Liberty Financial Company (NYSE:L)

      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            FS-03/667D-0497 M (6/97)

--------------------------------------------------------------------------------